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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 24, 2002

                            ------------------------

                            NORTHWESTERN CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

            0-692                                      46-0172280
            -----                                      ----------
   (Commission File Number)               (IRS Employer Identification Number)

                 125 SOUTH DAKOTA AVENUE, SIOUX FALLS, SD 57104
                 ----------------------------------------------
              (Address of registrant's principal executive office)
       Registrant's telephone number, including area code: (605) 978-2908
                                                           --------------

                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS


         As previously reported, on September 29, 2000, NorthWestern Corporation ("NorthWestern") entered into a definitive agreement with The Montana Power Company ("Montana Power") to acquire the utility business of Montana Power (the "MPC Utility"), which comprises substantially all of the assets of The Utility of The Montana Power Company (the "Utility"), for approximately $1.1 billion, including the assumption of approximately $488 million in existing Montana Power debt and preferred stock. NorthWestern is accounting for this acquisition as a purchase.

         NorthWestern has made considerable progress in moving towards the completion of the acquisition of the MPC Utility. The transaction has received approval of the Federal Energy Regulatory Commission ("FERC"), and supermajority approval by Montana Power's shareholders. The transaction is not required to receive the approval of NorthWestern's shareholders. Consummation of the transaction, however, remains subject to Hart-Scott-Rodino clearance and the approval of the Montana Public Service Commission (the "MPSC"). NorthWestern initially filed notification, and on January 17, 2001 received early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Because this initial notification expired one year following the grant of early termination, NorthWestern refiled an application under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on January 10, 2002, and again requested early termination of the waiting period. The new waiting period will expire on February 11, 2002 at 11:59 p.m., unless NorthWestern's request for early termination is granted before then or the waiting period is extended by a request for additional information or documentary material. On November 9, 2001, the MPSC adopted a procedural schedule agreeing to issue an order regarding the acquisition no later than January 31, 2002. On December
28, 2001, NorthWestern reached a stipulated agreement with Montana Power, the Montana Consumer Counsel, the Montana Large Customer Group and certain other parties in support of the MPC Utility acquisition, recovery of electric restructuring costs and certain other matters. On January 16, 2002, the MPSC held a hearing to receive testimony concerning the stipulated agreement. There can be no assurance as to whether the MPSC will grant its approval, whether the terms of any approval will be acceptable to the parties, or when any approval will be received. In addition, customary closing requirements apply such as confirmation of representations and warranties, compliance with covenants and the satisfaction of contractual closing conditions. There can be no assurance that these conditions will be satisfied.

         NorthWestern entered into a credit agreement (the "New Credit Agreement") as of January 14, 2002 with Credit Suisse First Boston, ABN AMRO Bank N.V., CIBC Inc. and Barclays Capital plc, as co-arrangers, Credit Suisse First Boston, as administrative agent, lead arranger and sole book runner, and the banks and other financial institutions parties thereto, for the provision of a $1.0 billion credit facility with a term of 364 days following the closing date of the MPC Utility acquisition. The credit facility consists of a $280 million revolving credit facility and a $720 million term loan.

          NorthWestern intends to make its initial borrowings under the New Credit Agreement at the time of the closing of the acquisition of the MPC Utility to fund the acquisition, repay borrowings under and terminate its existing credit agreement, dated as of June 10, 1999, as amended, among NorthWestern, Canadian Imperial Bank of Commerce ("CIBC"), as agent, and the several banks and financial institutions party thereto, and for working capital purposes. Borrowings under the credit facility are subject to the satisfaction of customary conditions precedent.

          NorthWestern currently intends to issue a combination of long term debt and equity following the closing of the acquisition of the MPC Utility to refinance the acquisition term loan and to provide working capital. NorthWestern will be required to pay additional fees in the event NorthWestern is unable to refinance the acquisition term loan within 60 days and 150 days, respectively, from the closing of the acquisition of the MPC Utility. For additional information related to the New Credit Agreement, see note 5 contained in "Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000" included as Exhibit 99.1 to this Current Report on Form 8-K.

         On December 21, 2001, NorthWestern Capital Financing II sold 4,000,000 shares of its 8 1/4% trust preferred securities and on January 15, 2002, NorthWestern Capital Financing II sold an additional 270,000 shares of its 8 1/4% trust preferred securities pursuant to an overallotment option. NorthWestern Capital Financing II used the proceeds from the sale of the 8 1/4% trust preferred securities to purchase $110.1 million aggregate principal amount of NorthWestern's 8 1/4% subordinated debentures due December 15, 2031. The 8 1/4% trust preferred securities are guaranteed by NorthWestern and will be redeemed when the subordinated debentures are paid either at maturity on December 15, 2031, or upon early redemption. NorthWestern received approximately $102.9 million in net proceeds from the sale of the subordinated debentures, after paying underwriting commissions and offering expenses totalling approximately $3.9 million. NorthWestern used these net proceeds for general corporate purposes and to repay a portion of the amounts outstanding under its existing credit facility with CIBC.

         Contemporaneously with the filing of this Current Report on Form 8-K, NorthWestern and NorthWestern Capital Financing III, a Delaware statutory business trust ("Trust III"), are filing a Rule 424(b) prospectus supplement under NorthWestern's previously filed Registration Statements File No. 333-82707 with respect to the issue and sale by Trust III of 4,000,000 shares of its 8.10% trust preferred securities. All of the proceeds from the sale and issuance of such trust preferred securities will be invested by Trust III in subordinated debentures of NorthWestern. The closing of the sale of Trust III's 8.10% trust preferred securities is scheduled to occur on January 31, 2001.

         By filing this Current Report on Form 8-K NorthWestern is incorporating by reference into the prospectuses relating to Securities offered by NorthWestern under its effective Registration Statements Nos. 333-64113, 333-80817 and 333-80819, certain pro forma information contained in the 424(b) prospectus being filed contemporaneously herewith with respect to the issuance and sale of Trust III's 8.10% trust preferred securities, which is filed as an exhibit hereto.

         This Form 8-K includes as exhibits Unaudited Pro Forma Combined Financial Information of NorthWestern as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000 and updated Statements of Eligibility under the Trust Indenture Act of 1939 on Forms T-1 for Wilmington Trust Company.


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                 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         On one or more occasions, we may make statements regarding our assumptions, projections, expectations, intentions or beliefs about future events.

         Words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result," "will continue" or similar expressions identify forward-looking statements.

         Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, but there can be no assurance that our projections will be achieved or accomplished.

         In addition to other factors and matters discussed elsewhere in our most recent quarterly and annual reports that we file with the SEC, some important factors that could cause actual results or outcomes for NorthWestern to differ materially from those discussed in forward-looking statements include:

         -  the adverse impact of weather conditions;

         -  unscheduled generation outages;

         -  maintenance or repairs;

         - unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments;

         - developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals;
         - the rate of growth and economic conditions in our service territories and those of our subsidiaries;

         -  the speed and degree to which competition enters our businesses;
         - the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices;
         - risks associated with acquisitions, transition and integration of acquired companies;

         - availability of minority interest basis for loss allocation purposes;

         -  changes in customer usage patterns and preferences;
         - changing conditions in the economy, capital markets and other factors identified from time to time in our filings with the SEC; and

         -  our ability to complete the acquisition of the MPC Utility.

         Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on its business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(c)      EXHIBITS

EXHIBIT
NUMBER            TITLE
- ------            -----

 99.1* Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

 99.2* Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 for Wilmington Trust Company to act as trustee under the Declaration of Trust of NorthWestern Capital Financing III, as amended from time to time.

 99.3* Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 for Wilmington Trust Company to act as trustee under the guarantee by NorthWestern Corporation of the trust preferred Securities of NorthWestern Capital Financing III.

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* Filed herewith
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NorthWestern Corp.
                                            (Registrant)


                                            BY: /s/ Kipp D. Orme
                                                ----------------------------
                                                Kipp D. Orme
                                                Vice President--Finance and
                                                     Chief Executive Officer

January 24, 2002


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            TITLE
- ------            -----

 99.1* Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

 99.2*            Form T-1 Statement of Eligibility under the Trust
                  Indenture Act of 1939 for Wilmington Trust Company to act as trustee under the Declaration of Trust of NorthWestern Capital Financing III, as amended from time to time.

 99.3*            Form T-1 Statement of Eligibility under the Trust
                  Indenture Act of 1939 for Wilmington Trust Company to act as trustee under the guarantee by NorthWestern Corporation of the trust preferred Securities of NorthWestern Capital Financing III.

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* Filed herewith